6. Promissory Note (March 2019 Note)	3 Months Ended
Mar. 31, 2019
Debt Disclosure [Abstract]
Promissory Note

Note 6 – Promissory Note

On March 15, 2019, when the Company purchased AVX Design & Integration, Inc. the Company agreed to pay the predecessor owner with a promissory note as one of the forms of consideration. The note was for $50,000 with a fixed interest rate of 6% per annum payable in 12 equal monthly payments commencing on June 1st, 2019 with interest calculated from the initial payment date through the date in which all amount due under the note is paid off. As of March 31, 2019 balance of the promissory note was $50,000 and no interest incurred for the three months ended March 31, 2019.